Exhibit 99.1


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
November, 1999

Scheduled Maturity                                      12/15/99


Coupon                                                   5.5850%


Excess Protection Level
   3 Month Average  15.36%
     November, 1999  20.79%
     October, 1999  14.17%
     September, 1999  11.12%



Cash Yield                                              38.32%


Investor Charge Offs                                     9.94%


Base Rate                                                7.59%


Over 30 Day Delinquency                                  5.71%


Seller's Interest                                       94.16%


Total Payment Rate                                      11.40%


Total Principal Balance                                $1,285,131,023.82


Investor Participation Amount                          $75,000,000.00


Seller Participation Amount                            $1,210,131,023.8